Exhibit 21.1 Subsidiaries of the Company

State of
Entity Name	Organization

1 Sutphin Drive Associates, LLC	West Virginia
101 Development Group, LLC	Delaware
101 Membership Company of Delaware, Inc.	Delaware
101 Membership Company of Maryland, Inc.	Maryland
101 Membership Company of New Jersey, Inc.	New Jersey
101 Membership Company of West Virginia, Inc.	West Virginia
101 Membership Holding Company I of Pennsylvania, Inc.	Pennsylvania
128 East State Street Associates, LLC	Pennsylvania
331 Holt Lane Associates, LLC	West Virginia
422 23rd Street Associates, LLC	West Virginia
438 23rd Street Associates, LLC	West Virginia
4949 Ogletown-Stanton Associates, LLC	Delaware
5 Rolling Meadows Associates, LLC	West Virginia
699 South Park Associates, LLC	West Virginia
701 Chester Pike LLC	Pennsylvania
Academy Nursing Home, Inc.	Massachusetts
ADS Apple Valley Limited Partnership	Massachusetts
ADS Apple Valley, Inc.	Massachusetts
ADS Consulting, Inc.	Massachusetts
ADS Danvers ALF, Inc.	Delaware
ADS Dartmouth ALF, Inc.	Delaware
ADS Group, Inc.(The)	Massachusetts
ADS Hingham ALF, Inc.	Delaware
ADS Hingham Limited Partnership	Massachusetts
ADS Hingham Nursing Facility, Inc.	Massachusetts
ADS Home Health, Inc.	Delaware
ADS Management, Inc.	Massachusetts
ADS Palm Chelmsford, Inc.	Massachusetts
ADS Recuperative Center Limited Partnership	Massachusetts
ADS Recuperative Center, Inc.	Massachusetts
ADS Reservoir Waltham, Inc.	Massachusetts
ADS Senior Housing, Inc.	Massachusetts
ADS/Multicare, Inc.	Delaware
ANR, Inc.	Delaware
The Apple Valley Limited Partnership	Massachusetts
Apple Valley Operating Corp.	Massachusetts
Apple Valley Partnership Holding Company, Inc. (The)	Pennsylvania
Applewood Health Resources, Inc.	Delaware
Arcadia Associates	Massachusetts
ASL, Inc.	Massachusetts
Assisted Living Associates of Berkshire, Inc. (The)	Pennsylvania
Assisted Living Associates of Lehigh, Inc. (The)	Pennsylvania
Assisted Living Associates of Sanatoga, Inc. (The)	Pennsylvania
Belfast Operations, LLC	Maine
Berkeley Haven Limited Partnership	West Virginia
Berks Nursing Homes, Inc.	Pennsylvania
Bethel Health Resources, Inc.	Delaware

State of
Entity Name	Organization

Brevard Meridian Limited Partnership	Maryland
Breyut Convalescent Center, L.L.C.	New Jersey
Brightwood Property, Inc.	West Virginia
Brinton Manor, Inc.	Delaware
Burlington Woods Convalescent Center, Inc.	New Jersey
Camden Operations, LLC	Maine
Canterbury of Shepherdstown Limited Partnership	West Virginia
CapCare, Inc.	Pennsylvania
Care Haven Associates Limited Partnership	West Virginia
Carefleet, Inc.	Pennsylvania
Catonsville Meridian Limited Partnership	Maryland
Century Care Management, Inc.	Delaware
Charleston ALF Operations, LLC	West Virginia
Chateau Village Health Resources, Inc.	Delaware
Cheltenham LTC Management, Inc.	Pennsylvania
CHG Investment Corp., Inc.	Delaware
CHNR-I, Inc.	Delaware
Colonial Hall Health Resources, Inc.	Delaware
Colonial House Health Resources, Inc.	Delaware
Concord Health Group, Inc.	Delaware
Concord Service Corporation	Pennsylvania
Crestview Convalescent Home, Inc.	Pennsylvania
Crestview North, Inc.	Pennsylvania
Crystal City Nursing Center, Inc.	Maryland
Cumberland Associates of Rhode Island, L.P.	Delaware
CVNR, Inc.	Delaware
Dawn View Manor, Inc.	West Virginia
DELM Nursing, Inc.	Pennsylvania
Diane Morgan and Associates, Inc.	Pennsylvania
Dover Healthcare Associates, Inc.	Delaware
Easton Meridian Limited Partnership	Maryland
Edella Street Associates	Pennsylvania
EIDOS, Inc.	Florida
ElderCare Resources Corp.	Delaware
Elmwood Health Resources, Inc.	Delaware
Encare of Mendham, L.L.C.	New Jersey
Encare of Pennypack, Inc.	Pennsylvania
Encare of Quakertown, Inc.	Pennsylvania
Encare of Wyncote, Inc.	Pennsylvania
ENR, Inc.	Delaware
Falmouth Operations, LLC	Maine
Farmington Operations, LLC	Maine
Genesis of Palisado Avenue, Inc.	Connecticut
Genesis ElderCare Centers – Belvedere, Inc.	Delaware
Genesis ElderCare Centers – Chapel Manor, Inc.	Delaware
Genesis ElderCare Centers – Harston, Inc.	Pennsylvania
Genesis ElderCare Centers – Pennsburg, Inc.	Delaware

State of
Entity Name	Organization

Genesis ElderCare Centers I, L.P.	Delaware
Genesis ElderCare Centers II, L.P.	Delaware
Genesis ElderCare Centers III, L.P.	Delaware
Genesis Eldercare Corp.	Delaware
Genesis ElderCare Diagnostic Services, Inc.	Pennsylvania
Genesis ElderCare Hospitality Services, Inc.	Pennsylvania
Genesis ElderCare Living Facilities, Inc.	Pennsylvania
Genesis Eldercare National Centers, Inc.	Florida
Genesis ElderCare Network Services of Massachusetts, Inc.	Pennsylvania
Genesis Eldercare Network Services, Inc.	Pennsylvania
Genesis ElderCare Partnership Centers, Inc.	Delaware
Genesis Eldercare Physician Services, Inc.	Pennsylvania
Genesis Eldercare Properties, Inc.	Pennsylvania
Genesis Eldercare Rehabilitation Services, Inc.	Pennsylvania
Genesis Eldercare Staffing Services, Inc.	Pennsylvania
Genesis ElderCare Transportation Services, Inc.	Pennsylvania
Genesis Health Ventures of Arlington, Inc.	Pennsylvania
Genesis Health Ventures of Bloomfield, Inc.	Pennsylvania
Genesis Health Ventures of Clarks Summit, Inc.	Pennsylvania
Genesis Health Ventures of Indiana, Inc.	Pennsylvania
Genesis Health Ventures of Lanham, Inc.	Pennsylvania
Genesis Health Ventures of Massachusetts, Inc.	Pennsylvania
Genesis Health Ventures of Naugatuck, Inc.	Connecticut
Genesis Health Ventures of New Garden, Inc.	Pennsylvania
Genesis Health Ventures of Point Pleasant, Inc.	Pennsylvania
Genesis Health Ventures of Salisbury, Inc.	Pennsylvania
Genesis Health Ventures of Wayne, Inc.	Pennsylvania
Genesis Health Ventures of West Virginia, Inc.	Pennsylvania
Genesis Health Ventures of West Virginia, Limited Partnership	Pennsylvania
Genesis Health Ventures of Wilkes-Barre, Inc.	Pennsylvania
Genesis Health Ventures of Windsor, Inc.	Pennsylvania
Genesis Healthcare Centers Holdings, Inc.	Delaware
Genesis HealthCare Holding Company I, Inc.	Delaware
Genesis HealthCare Holding Company II, Inc.	Delaware
Genesis HealthCare of White Marsh, Inc.	Maryland
Genesis Immediate Med Center, Inc.	Pennsylvania
Genesis Meridian 7 Leasing Properties, LLP	Virginia
Genesis Meridian 7 Partnership Holding Company, LLC	Delaware
Genesis Properties Limited Partnership	Pennsylvania
Genesis Properties of Delaware Corporation	Delaware
Genesis Properties of Delaware Ltd. Partnership, L.P.	Delaware
Genesis SelectCare Corp.	Pennsylvania
Genesis-Georgetown SNF/JV, L.L.C.	Delaware
Geriatric & Medical Companies, Inc.	Delaware
Geriatric and Medical Investments Corporation	Delaware
Geriatric and Medical Services, Inc.	New Jersey
GeriMed Corp.	Pennsylvania

State of
Entity Name	Organization

GHV at Salisbury Center, Inc.	Pennsylvania
Glenmark Associates, Inc.	West Virginia
Glenmark Associates-Dawn View Manor, Inc.	West Virginia
Glenmark Limited Liability Company I	West Virginia
Glenmark Properties I, Limited Partnership	West Virginia
Glenmark Properties, Inc.	West Virginia
GMA Constuction, Inc	West Virginia
GMA Partnership Holding Company, Inc.	West Virginia
GMA-Brightwood, Inc.	West Virginia
GMA-Madison, Inc.	West Virginia
GMA-Uniontown, Inc.	Pennsylvania
GMC Leasing Corporation	Delaware
GMC-LTC Management, Inc.	Pennsylvania
GMS Insurance Services, Inc.	Pennsylvania
Governor’s House Nursing Home, Inc.	Delaware
Greenspring Meridian Limited Partnership	Maryland
Groton Associates of Connecticut, L.P.	Delaware
Hammonds Lane Meridian Limited Partnership	Maryland
Health Resources of Academy Manor, Inc.	Delaware
Health Resources of Boardman, Inc.	Delaware
Health Resources of Bridgeton, L.L.C.	New Jersey
Health Resources of Brooklyn, Inc.	Delaware
Health Resources of Cedar Grove, Inc.	New Jersey
Health Resources of Cinnaminson, Inc.	New Jersey
Health Resources of Cinnaminson, L.L.C.	New Jersey
Health Resources of Colchester, Inc.	Connecticut
Health Resources of Columbus, Inc.	Delaware
Health Resources of Cranbury, L.L.C.	New Jersey
Health Resources of Cumberland, Inc.	Delaware
Health Resources of Eatontown, L.L.C.	New Jersey
Health Resources of Emery, L.L.C.	New Jersey
Health Resources of Englewood, Inc.	New Jersey
Health Resources of Englewood, L.L.C.	New Jersey
Health Resources of Ewing, Inc.	New Jersey
Health Resources of Ewing, L.L.C.	New Jersey
Health Resources of Fairlawn, L.L.C.	New Jersey
Health Resources of Farmington, Inc.	Delaware
Health Resources of Gardner, Inc.	Delaware
Health Resources of Glastonbury, Inc.	Connecticut
Health Resources of Groton, Inc.	Delaware
Health Resources of Jackson, L.L.C.	New Jersey
Health Resources of Karmenta and Madison, Inc.	Delaware
Health Resources of Lakeview, Inc.	New Jersey
Health Resources of Lemont, Inc,	Delaware
Health Resources of Marcella, Inc.	Delaware
Health Resources of Middletown (RI), Inc.	Delaware
Health Resources of Morristown, Inc.	New Jersey

State of
Entity Name	Organization

Health Resources of North Andover, Inc.	Delaware
Health Resources of Ridgewood, L.L.C.	New Jersey
Health Resources of Rockville, Inc.	Delaware
Health Resources of South Brunswick, L.L.C.	New Jersey
Health Resources of Troy Hills, Inc.	New Jersey
Health Resources of Wallingford, Inc.	Delaware
Health Resources of Warwick, Inc.	Delaware
Health Resources of West Orange, L.L.C.	New Jersey
Health Resources of Westwood, Inc.	Delaware
Healthcare Resources Corp.	Pennsylvania
Helstat, Inc.	West Virginia
Hilltop Health Care Center, Inc.	Delaware
HMNH Realty, Inc.	Delaware
Holly Manor Associates of New Jersey, L.P.	Delaware
Horizon Associates, Inc.	West Virginia
Horizon Mobile, Inc.	West Virginia
Horizon Rehabilitation, Inc.	West Virginia
House of Campbell (The)	West Virginia
HR of Charlestown, Inc.	West Virginia
HRWV Huntington, Inc.	West Virginia
Innovative Health Care Marketing, Inc.	Pennsylvania
Kennebunk Operations, LLC	Maine
Keystone Nursing Home, Inc.	Delaware
Knollwood Manor, Inc.	Pennsylvania
Knollwood Nursing Home, Inc.	Delaware
Lake Manor, Inc.	Pennsylvania
Lake Washington, Ltd.	Florida
Lakewood Health Resources, Inc.	Delaware
Laurel Health Resources, Inc.	Delaware
Lehigh Nursing Homes, Inc.	Pennsylvania
Lewisberg ALF Operations, LLC	West Virginia
Lewiston Operations, LLC	Maine
Liberty Health Corporation, Ltd.	Bermuda
Life at Home, LLC	Pennsylvania
Life Support Medical Equipment, Inc.	Pennsylvania
Life Support Medical, Inc.	Pennsylvania
Lincoln Nursing Home, Inc.	Delaware
LRC Holding Company	Delaware
LWNR, Inc.	Delaware
Mabri Convalescent Center, Inc.	Connecticut
Manor Management Corporation of Georgian Manor, Inc.	Pennsylvania
Markglen, Inc.	West Virginia
Marlinton Associates, Inc.	West Virginia
Marlinton Partnership Holding Company, Inc.	West Virginia
Marmet SNF Operations, LLC	West Virginia
Marshfield Health Resources, Inc.	Delaware
McKerley Health Care Center - Concord Limited Partnership	New Hampshire

State of
Entity Name	Organization

McKerley Health Care Center - Concord, Inc.	New Hampshire
McKerley Health Care Centers, Inc.	New Hampshire
McKerley Health Facilities	New Hampshire
Mercerville Associates of New Jersey, L.P.	Delaware
Meridian Edgewood Limited Partnership	Maryland
Meridian Health, Inc.	Pennsylvania
Meridian Healthcare Investments, Inc.	Maryland
Meridian Healthcare, Inc.	Pennsylvania
Meridian Perring Limited Partnership	Maryland
Meridian Valley Limited Partnership	Maryland
Meridian Valley View Limited Partnership	Maryland
Meridian/Constellation Limited Partnership	Maryland
MHNR, Inc.	Delaware
Middletown (RI) Associates of Rhode Island, L.P.	Delaware
Milford ALF L.L.C.	Delaware
Millville Meridian Limited Partnership	Maryland
MNR, Inc.	Delaware
Montgomery Nursing Homes, Inc.	Pennsylvania
Multicare AMC, Inc.	Delaware
Multicare Companies, Inc. (The)	Delaware
Multicare Payroll Corp.	New Jersey
Newark LTC Operations, LLC	Delaware
North Cape Convalescent Center Associates, L.P.	Pennsylvania
Northwest Total Care Center Associates, L.P.	New Jersey
Nursing and Retirement Center of the Andovers, Inc.	Massachusetts
Oak Hill Health Care Center, Inc.	Virginia
Oak Hill ALF Operations, LLC	West Virginia
Oak Hill SNF Operations, LLC	West Virginia
Orono Operations, LLC	Maine
PHC Operating Corp.	Delaware
Philadelphia Avenue Associates	Pennsylvania
Philadelphia Avenue Corporation	Pennsylvania
Pleasant View Retirement Limited Liability Company	New Hampshire
Pocahontas Continuous Care Center, Inc.	West Virginia
Point Pleasant Haven Limited Partnership	West Virginia
Pompton Associates, L.P.	New Jersey
Pompton Care, L.L.C.	New Jersey
Prescott Nursing Home, Inc.	Massachusetts
Prospect Park LTC Management, Inc.	Pennsylvania
Providence Funding Corporation	Delaware
Providence Health Care, Inc.	Delaware
Raleigh Manor Limited Partnership	West Virginia
Respiratory Health Services, L.L.C.	Maryland
Rest Haven Nursing Home, Inc.	West Virginia
RHS Membership Interest Holding Company	Pennsylvania
Ridgeland Health Resources, Inc.	Delaware
River Pines Health Resources, Inc.	Delaware
River Street Associates	Pennsylvania

State of
Entity Name	Organization

Rivershores Health Resources, Inc.	Delaware
Riverview Ridge Limited Liability Company	Pennsylvania
RLNR, Inc.	Delaware
Roephel Convalescent Center, L.L.C.	New Jersey
Romney Health Care Center Ltd., Limited Partnership	West Virginia
Rose Healthcare, Inc.	New Jersey
Rose View Manor, Inc.	Pennsylvania
RSNR, Inc.	Delaware
RVNR, Inc.	Delaware
S.T.B. Investors, LTD	New York
Sarah Brayton General Partnership	Massachusetts
Sarah Brayton Partnership Holding Company, Inc. (The)	Delaware
Scarborough Operations, LLC	Maine
Schuylkill Nursing Home, Inc.	Pennsylvania
Scott Depot ALF Operations, LLC	West Virginia
Seminole Meridian Limited Partnership	Maryland
Senior Living Ventures, Inc.	Pennsylvania
Senior Source, Inc.	Massachusetts
Sisterville Haven Limited Partnership	West Virginia
Skowhegan SNF Operations, LLC	Maine
Snow Valley Health Resources, Inc.	Delaware
Solomont Family Fall River Venture, Inc.	Massachusetts
Solomont Family River Medford Venture, Inc.	Massachusetts
Somerset Partnership Holding Company, Inc. (The)	Massachusetts
Somerset Ridge General Partnership	Massachusetts
Somerset Ridge L.L.C.	Massachusetts
Somerset Ridge Limited Partnership	Massachusetts
Southern Ocean GP LLC	New Jersey
SR Home Care Services, LLC	Maine
Stafford Associates of N.J., LLC	New Jersey
Stafford Convalescent Center, Inc.	Delaware
State Street Associates, Inc.	Pennsylvania
State Street Associates, L.P.	Pennsylvania
Straus Group-Hopkins House, L.P. (The)	New Jersey
Straus Group-Old Bridge, L.P. (The)	New Jersey
Straus Group-Quakertown Manor, L.P. (The)	New Jersey
Straus Group-Ridgewood, L.P. (The)	New Jersey
SVNR, Inc.	Delaware
Teays Valley Haven Limited Partnership	West Virginia
Therapy Care Systems, L.P.	Pennsylvania
TMC Acquisition Corp. f/k/a Troy Hills Assisted Living, Inc.	New Jersey
Tri State Mobile Medical Services, Inc.	West Virginia
Valley Medical Services, Inc.	Pennsylvania
Valley Transport Ambulance Service, Inc.	Pennsylvania
Versalink, Inc.	Delaware
Villas Realty & Investments, Inc.	Pennsylvania
Volusia Meridian Limited Partnership	Maryland
Waldorf Property, LLC	Maryland

State of
Entity Name	Organization

Waldorf SNF Operations, LLC	Maryland
Wallingford Associates of Connecticut, L.P.	Delaware
Walnut LTC Management, Inc.	Pennsylvania
Warwick Associates of Rhode Island, L.P.	Delaware
Waterville SNF Operations LLC	Maine
Wayside Nursing Home, Inc.	Delaware
Weisenfluh Ambulance Service, Inc.	Pennsylvania
West Phila. LTC Management, Inc.	Pennsylvania
Westbrook Operations, LLC	Maine
Westford Nursing and Retirement Center, Inc.	Massachusetts
Westford Nursing and Retirement Center, Limited Partnership	Massachusetts
Willow Manor Nursing Home, Inc.	Massachusetts
Wyncote Healthcare Corp.	Pennsylvania
Ye Olde Ambulance Company, Inc.	Pennsylvania
York LTC Management, Inc.	Pennsylvania